UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53528	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA		18017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240. 12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

On December 18, 2020, Embassy Bank for the Lehigh Valley (the “Bank”), the primary operating subsidiary of Embassy Bancorp, Inc. (the “Company”), entered into an amendment (the “Amendment”) to each of the supplemental executive retirement plan agreements between the Bank and Judith A. Hunsicker, Chief Financial Officer, and James R. Bartholomew, Senior Executive Vice President, respectively, of the Company and the Bank. Additionally, in lieu of an increase in the amounts payable under his existing supplemental executive retirement plan agreements, the Company issued to David M. Lobach, Jr., Chairman, President and Chief Executive Officer of the Company and the Bank, six thousand one hundred nineteen (6,119) shares of restricted stock pursuant to the Company’s Amended and Restated Stock Incentive Plan, all as more fully described below.

Supplemental Retirement Plan Agreements

The Amendments provide solely for an increase in the amount of the annual benefit payable under the Agreements, as set forth in the table.

Name	Agreement	Prior Annual Benefit	New Annual Benefit
Judith A. Hunsicker	Supplemental Executive Retirement Plan Agreement dated December 23, 2015	$61,013	$71,013
James R. Bartholomew	Supplemental Executive Retirement Plan Agreement dated December 23, 2015	$39,198	$43,198

The foregoing description of the Amendments is qualified in its entirety by reference to the actual Amendments filed herewith as Exhibits 10.1 and 10.2, which are incorporated herein by reference. The material terms of the Agreements were previously described in Item 5.02 of the Company’s Current Report on Form 8-K filed on December 29, 2015, which description is incorporated herein by reference.

Grant of Restricted Stock

On December 18, 2020, the Company issued to Mr. Lobach six thousand one hundred nineteen (6,119) shares of restricted stock pursuant to the Company’s Amended and Restated Stock Incentive Plan. On December 18, 2020, the shares had an aggregate fair market value of $86,995.05. The shares were issued in lieu of a periodic increase in the benefits payable under the existing supplemental executive retirement plan agreements between the Bank and Mr. Lobach.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No. Description

10.1 Amendment No. 4 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker dated December 18, 2020.

10.2 Amendment No. 4 to Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew dated December 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date: December 21, 2020	By:	/s / Judith A. Hunsicker
	Name:	Judith A. Hunsicker
	Title:	First Executive Officer,
Chief Operating and Financial Officer